                                                                    EXHIBIT 99.3

                      ANNUAL CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2001-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2001-1 Supplement, dated as of January 31, 2001, National City as Servicer is required to prepare certain information each year regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous year. The information which is required to be prepared with respect to the Distribution for the time period January 1, 2002 through December 31, 2002 is set forth below.

Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2001-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Annual Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2001-1 supplement.

A.       Information Regarding the Current Annual Distribution (Stated on the
         Basis of $1,000 Original Certificate Principal Amount)

         1  The amount of the current annual distribution in respect of Class A
            Annual Principal                                                        $                 0.00
                                                                                    ----------------------
         2  The amount of the current annual distribution in respect of Class B
            Annual Principal                                                        $                 0.00
                                                                                    ----------------------
         3  The amount of the current annual distribution in respect of
            Collateral Annual Principal                                             $                 0.00
                                                                                    ----------------------
         4  The amount of the current annual distribution in respect of
            Class A Annual Interest                                                 $                19.49
                                                                                    ----------------------
         5  The amount of the current annual distribution in respect of
            Class A Additional Interest                                             $                 0.00
                                                                                    ----------------------
         6  The amount of the current annual distribution in respect of
            Class B Annual Interest                                                 $                22.43
                                                                                    ----------------------
         7  The amount of the current annual distribution in respect of
            Class B Additional Interest                                             $                 0.00
                                                                                    ----------------------
         8  The amount of the current annual distribution in respect of
            Collateral Minimum Annual Interest                                      $                28.01
                                                                                    ----------------------
         9  The amount of the current annual distribution in respect of
            any accrued and unpaid Collateral Minimum Annual Interest               $                 0.00
                                                                                    ----------------------
B.       Information Regarding the Performance of the Trust

         1  Collection of Principal Receivables

            (a) Available Principal Collections                                     $       903,802,705.23
                                                                                    ----------------------
            (b) Class A Investor Default Amount treated as Available Principal
                Collection                                                          $        20,780,287.47
                                                                                    ----------------------
            (c) Class B Investor Default Amount treated as Available Principal
                Collection                                                          $         1,424,934.00
                                                                                    ----------------------
            (d) Excess Spread treated as Available Principal Collection             $         1,543,678.49
                                                                                    ----------------------

         2  Principal Receivables in the Trust

            (a) The aggregate amount of Principal Receivables in the Trust as of
                the end of the day on the last day of the related Annual Period     $     1,714,019,950.13
                                                                                    ----------------------
            (b) The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2001-1 as of the end of the day on
                the last day of the related Annual Period                           $       438,969,671.65
                                                                                    ----------------------
            (c) The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2001-1 as of the end of
                the day on the last day of the related Annual Period                $       438,969,671.65
                                                                                    ----------------------
            (d) The amount of Principal Receivables in the Trust represented by the Class A Invested Amount as of the end of the day on the last
                day of the related Annual Period                                    $       384,098,462.69
                                                                                    ----------------------
            (e) The amount of Principal Receivables in the Trust represented by the Class A Adjusted Invested Amount as of the end of the day on
                the last day of the related Annual Period                           $       384,098,462.69
                                                                                    ----------------------
            (f) The amount of Principal Receivables in the Trust represented by the Class B Invested Amount as of the end of the day on the last
                day of the related Annual Period                                    $        26,338,180.30
                                                                                    ----------------------
            (g) The amount of Principal Receivables in the Trust represented by the Class B Adjusted Invested Amount as of the end of the day on
                the last day of the related Annual Period                           $        26,338,180.30
                                                                                    ----------------------
            (h) The amount of Principal Receivables in the Trust represented by the Collateral Invested Amount as of the end of the day on the
                last day of the related Annual Period                               $        28,533,028.66
                                                                                    ----------------------
            (i) The amount of Principal Receivables in the Trust represented by the Collateral Adjusted Invested Amount as of the end of the day
                on the last day of the related Annual Period                        $        28,533,028.66
                                                                                    ----------------------
            (j) The Floating Allocation Percentage with respect to the related
                Annual Period                                                                        25.11%
                                                                                    ----------------------
            (k) The Class A Floating Percentage with respect to the related
                Annual Period                                                                        87.50%
                                                                                    ----------------------
            (l) The Class B Floating Percentage with respect to the related
                Annual Period                                                                         6.00%
                                                                                    ----------------------
            (m) The Collateral Floating Percentage with respect to the related
                Annual Period                                                                         6.50%
                                                                                    ----------------------
            (n) The Principal Allocation Percentage with respect to the related
                Annual Period                                                                        25.11%
                                                                                    ----------------------
            (o) The Class A Principal Percentage with respect to the related
                Annual Period                                                                        87.50%
                                                                                    ----------------------
            (p) The Class B Principal Percentage with respect to the related
                Annual Period                                                                         6.00%
                                                                                    ----------------------
            (q) The Collateral Principal Percentage with respect to the related
                Annual Period                                                                         6.50%
                                                                                    ----------------------

         3  Delinquent Balances

            The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Annual Period:

                                      Aggregate           Percentage
                                       Account             of Total
                                       Balance            Receivables
                                  -----------------    ------------------
         (a)  30 -- 59 days:      $   26,433,115.57                  1.54%
         (b)  60 -- 89 days:      $   15,977,609.43                  0.93%
         (c)  90+ days:           $   12,544,568.29                  0.73%
                                  -----------------    ------------------
              Total:              $   54,955,293.29                  3.21%
                                  =================    ==================

         4  Investor Default Amount

            (a) The Investor Default Amount for the related Annual Period           $        23,748,899.95
                                                                                    ----------------------

            (b) The Class A Investor Default Amount for the related Annual
                Period                                                              $        20,780,287.47
                                                                                    ----------------------

            (c) The Class B Investor Default Amount for the related Annual
                Period                                                              $         1,424,934.00
                                                                                    ----------------------
            (d) The Collateral Default Amount for the related Annual Period         $         1,543,678.49
                                                                                    ----------------------
         5  Investor Charge-Offs

            (a) The aggregate amount of Class A Investor Charge-Offs for the
                related Annual Period                                               $                 0.00
                                                                                    ----------------------
            (b) The aggregate amount of Class A Investor Charge-Offs set forth in 5(a) above per $1,000 of original certificate principal
                amount                                                              $                 0.00
                                                                                    ----------------------
            (c) The aggregate amount of Class B Investor Charge-Offs for the
                related Annual Period                                               $                 0.00
                                                                                    ----------------------
            (d) The aggregate amount of Class B Investor Charge-Offs set forth in 5(c) above per $1,000 of original certificate principal
                amount                                                              $                 0.00
                                                                                    ----------------------
            (e) The aggregate amount of Collateral Charge-Offs for the related
                Annual Period                                                       $                 0.00
                                                                                    ----------------------
            (f) The aggregate amount of Collateral Charge-Offs set forth in 5(e)
                above per $1,000 of original certificate principal amount           $                 0.00
                                                                                    ----------------------
            (g) The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding this Distribution
                Date                                                                $                 0.00
                                                                                    ----------------------
            (h) The aggregate amount of Class A Investor Charge-Offs set forth in 5(g) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this
                Distribution Date                                                   $                 0.00
                                                                                    ----------------------
            (i) The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding this Distribution
                Date                                                                $                 0.00
                                                                                    ----------------------
            (j) The aggregate amount of Class B Investor Charge-Offs set forth in 5(i) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this
                Distribution Date                                                   $                 0.00
                                                                                    ----------------------
            (k) The aggregate amount of Collateral Charge-Offs reimbursed on the
                Transfer Date immediately preceding this Distribution Date          $                 0.00
                                                                                    ----------------------
            (l) The aggregate amount of Collateral Charge-Offs set forth in 5(k)
                above per $1,000 original certificate principal amount
                reimbursed on the Transfer Date immediately preceding
                Distribution Date                                                   $                 0.00
                                                                                    ----------------------

         6  Investor Servicing Fee

            (a) The amount of the Class A Servicing Fee payable by the Trust to
                the Servicer for the related Annual Period                          $         3,718,750.08
                                                                                    ----------------------

            (b) The amount of the Class B Servicing Fee payable by the Trust to
                the Servicer for the related Annual Period                          $           255,000.00
                                                                                    ----------------------
            (c) The amount of the Collateral Servicing Fee payable by the Trust
                to the Servicer for the related Annual Period                       $           276,250.00
                                                                                    ----------------------
            (d) The amount of Servicer Interchange payable by the Trust to the
                Servicer for the related Annual Period                              $         4,250,000.04
                                                                                    ----------------------
         7  Reallocations

            (a) The amount of Reallocated Collateral Principal Collections with
                respect to this Distribution Date                                   $                 0.00
                                                                                    ----------------------
            (b) The amount of Reallocated Class B Principal Collections with
                respect to this Distribution Date                                   $                 0.00
                                                                                    ----------------------
            (c) The Collateral Invested Amount as of the close of business on
                this Distribution Date                                              $        27,625,000.00
                                                                                    ----------------------
            (d) The Collateral Adjusted Invested Amount as of the close of
                business on this Distribution Date                                  $        27,625,000.00
                                                                                    ----------------------
            (e) The Class B Invested Amount as of the close of business on this
                Distribution Date                                                   $        25,500,000.00
                                                                                    ----------------------
            (f) The Class B Adjusted Invested Amount as of the close of business
                on this Distribution Date                                           $        25,500,000.00
                                                                                    ----------------------
            (g) The Class A Invested Amount as of the close of business on this
                Distribution Date                                                   $       371,875,000.00
                                                                                    ----------------------
            (h) The Class A Adjusted Invested Amount as of the close of business
                on this Distribution Date                                           $       371,875,000.00
                                                                                    ----------------------
         8  Collection of Finance Charge Receivables

            (a) The aggregate amount of Collections of Finance Charge
                Receivables and Annual Membership Fees processed during the related Annual Period which were allocated in respect of the
                Class A Certificates                                                $        56,547,645.28
                                                                                    ----------------------
            (b) The aggregate amount of Collections of Finance Charge
                Receivables and Annual Membership Fees processed during the related Annual Period which were allocated in respect of the
                Class B Certificates                                                $         3,877,552.84
                                                                                    ----------------------
            (c) The aggregate amount of Collections of Finance Charge
                Receivables and Annual Membership Fees processed during the related Annual Period which were allocated in respect of the
                Collateral Interest                                                 $         4,200,682.22
                                                                                    ----------------------

         9  Principal Funding Account

            (a) The principal amount on deposit in the Principal Funding Account
                on the related Transfer Date                                        $                 0.00
                                                                                    ----------------------
            (b) The Accumulation Shortfall with respect to the related Annual
                Period                                                              $                 0.00
                                                                                    ----------------------
            (c) The Principal Funding Investment Proceeds deposited in the
                Finance Charge Account on the related Transfer Date to be
                treated as Class A Available Funds                                  $                 0.00
                                                                                    ----------------------
            (d) The Principal Funding Investment Proceeds deposited in the
                Finance Charge Account on the related Transfer date to be
                treated as Class B Available Funds                                  $                 0.00
                                                                                    ----------------------
        10  Reserve Account

            (a) The Reserve Draw Amount on the related Transfer Date                $                 0.00
                                                                                    ----------------------
            (b) The amount of the Reserve Draw Amount deposited in the
                Collection Account on the related Transfer Date to be treated as
                Class A Available Funds                                             $                 0.00
                                                                                    ----------------------
            (c) The amount of the Reserve Draw Account deposited in the
                Collection Account on the related Transfer Date to be treated as
                Class B Available Funds                                             $                 0.00
                                                                                    ----------------------

            (d) The amount of any Reserve Account Surplus                           $                 0.00
                                                                                    ----------------------
        11  Available Funds

            (a) The amount of Class A Available Funds on deposit in the
                Collection Account on the related Transfer Date                     $         7,247,619.29
                                                                                    ----------------------
            (b) The amount of Class B Available Funds on deposit in the
                Collection Account on the related Transfer Date                     $           571,956.70
                                                                                    ----------------------
            (c) The amount of Collateral Available Funds on deposit in the
                Collection Account on the related Transfer Date                     $           773,667.49
                                                                                    ----------------------
            (d) Available Principal Collections on deposit in the Collection
                Account on the related Transfer Date                                $                 0.00
                                                                                    ----------------------
        12  Excess Spread and Excess Finance Charge Collections

            (a) Excess Finance Charge Collection                                    $                 0.00
                                                                                    ----------------------
            (b) Class A Available Funds
                 minus Class A Annual Interest
                 minus Class A Servicing Fee
                 minus Class A Defaulted Amount                                     $        24,800,988.45
                                                                                    ----------------------
                Class B Available Funds
                  minus Class B Annual Interest
                  minus Class B Servicing Fee
                  minus Class B Defaulted Amount                                    $         1,625,662.13
                                                                                    ----------------------
                Collateral Available Funds                                          $         4,200,682.22
                                                                                    ----------------------

            (c) Excess Spread applied to the Class A Required Amount for the
                Annual Period                                                       $                 0.00
                                                                                    ----------------------

            (d) Excess Spread applied to the Class A Investor Charge-Offs for
                the related Annual Period                                           $                 0.00
                                                                                    ----------------------

            (e) Excess Spread applied to the Class B Required Amount for the
                related Annual Period                                               $                 0.00
                                                                                    ----------------------

            (f) Excess Spread applied to the Class B Default Amount for the
                related Annual Period                                               $                 0.00
                                                                                    ----------------------

            (g) Excess Spread applied to the Class B Invested Amount for the
                related Annual Period                                               $                 0.00
                                                                                    ----------------------

            (h) Excess Spread applied to the Collateral Minimum Monthly Interest for the related Annual Period and for any past due Collateral
                Minimum Annual Interest                                             $           773,667.49
                                                                                    ----------------------

            (i) Excess Spread applied to the Collateral Servicing Fee due to the
                Servicer for the related Annual Period or for any past due
                Collateral Servicing Fees                                           $           276,250.00
                                                                                    ----------------------

            (j) Excess Spread applied to the Collateral Default Amount as
                Available Principal Collections for the related Annual Period       $         1,543,678.49
                                                                                    ----------------------

            (k) Excess Spread applied to the Collateral Invested Amount for the
                related Annual Period                                               $                 0.00
                                                                                    ----------------------

            (l) Excess Spread applied to the Reserve Account for the related
                Annual Period                                                       $                 0.00
                                                                                    ----------------------

        13  Finance Charge Shortfall

            (a) Finance Charge Shortfall for Series 2001-1                          $                 0.00
                                                                                    ----------------------

            (b) Total Finance Charge Shortfall for all series in Group One          $                 0.00
                                                                                    ----------------------
        14  Base Rate

            (a) The Base Rate for the related Annual Period                                           2.99%
                                                                                    ----------------------
        15  Portfolio Yield

            (a) The Portfolio Yield for the related Annual Period                                     9.61%
                                                                                    ----------------------

            (b) The Portfolio Adjusted Yield for the related Annual Period                             N/A
                                                                                    ----------------------

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 31st day of March, 2003.

                                NATIONAL CITY BANK,
                                as Seller and Servicer

                         By:      /s/ Thomas A. Chandler
                                ------------------------------------------------
                             Name: Thomas A. Chandler
                            Title: Senior Vice President - Credit Card Finance